UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2025

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Cir N, Suite 1307, Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed on October 2, 2024, AgEagle Aerial Systems Inc. (the “Company”) entered into a Securities Purchase Agreement with certain purchasers named therein (the “Purchasers”), pursuant to which the Company issued to Purchasers an aggregate of 26,899,996 units (the “Units”), consisting of common units (“Common Units”), each consisting of one share of common stock of the Company, $0.001 par value per share, one Series A warrant (“Series A Warrant”) to purchase one share of common stock and one Series B warrant (“Series B Warrant”) to purchase one share of common stock and pre-funded Units (the “Pre-Funded Units” and together with the Common Units, the “Units”), with each Pre-Funded Unit consisting of one pre-funded warrant (the “Pre-Funded Warrants”) to purchase one share of common stock, one Series A Warrant to purchase one share of common stock and one Series B Warrant to purchase one share of common stock.

On April 2, 2025, the Company and Alpha Capital Anstalt (“Alpha”), a Purchaser and holder of a majority in interest of the Series B Warrants, entered into an Amendment to Series B Common Stock Purchase Warrant and Exchange Agreement (the “Warrant Amendment”), pursuant to which (i) the Series B Warrant was amended to (x) remove the Floor Price limitation that was no longer applicable and (y) remove the anti-dilution provision applicable in a Share Combination Event (as defined in the Series B Warrant), and (ii) Alpha exchanged 125,361 previously issued Series F Warrants for 88,908 shares of common stock (the “Exchange Shares”). The Warrant Amendment amends all outstanding Series B Warrants.

The foregoing description of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Amendment, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The Exchange Shares were issued to Alpha pursuant to an exemption from registration under 3(a)(9) of the Securities Act, as the Exchange Shares were exchanged by us with an existing security holder in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Amendment to Series B Common Stock Purchase Warrant and Exchange Agreement, dated April 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2025	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ William Irby
	Name:	William Irby
	Title:	Chief Executive Officer